Exhibit 10.3

EXECUTION COPY

FIRST AMENDMENT TO

RECOVERY PROPERTY SERVICING AGREEMENT

THIS FIRST AMENDMENT TO RECOVERY PROPERTY SERVICING AGREEMENT (this “Amendment”) is entered into as of November 9, 2005, by and between PG&E Energy Recovery Funding LLC, a Delaware limited liability company (the “Issuer”), and Pacific Gas and Electric Company, a California corporation (the “Servicer”).

RECITALS

A.                                   The Issuer and the Servicer are parties to that certain Recovery Property Servicing Agreement dated as of February 10, 2005 (the “Servicing Agreement”).

B.                                     Section 8.01(a)(ii) of the Servicing Agreement provides that the Servicing Agreement may be amended with the prior written consent of the California Public Utilities Commission (the “CPUC”) pursuant to Section 8.12 of the Servicing Agreement and with the prior written consent of each Trustee, and upon satisfaction of the Rating Agency Condition, but without the consent of the Bondholders, to add additional Recovery Property and Series of Bonds under the Servicing Agreement.

C.                                     Concurrently with the execution and delivery hereof, the Issuer will issue its Series 2005-2 Energy Recovery Bonds (the “Series 2005-2 Bonds”), which will be secured by the related Recovery Property, which the parties intend to be serviced by the Servicer as “Subsequent Recovery Property” under the Servicing Agreement.

D.                                    The Recovery Property related to the Series 2005-2 Bonds will be sold to the Issuer pursuant to a sale agreement that will constitute a “Subsequent Sale Agreement” under the Servicing Agreement.

E.                                      On October 6, 2005 (at least 30 days prior to the execution and delivery hereof), pursuant to Section 8.12 of the Servicing Agreement, the Servicer delivered to each of the CPUC’s Executive Director, General Counsel and Director of the Energy Division, at 505 Van Ness Avenue, San Francisco, California 94102, written notification of this Amendment, which notification contained a reference to the CPUC’s Decision 04-11-015; and a statement identifying the person to whom the CPUC or its staff is to address any response to this proposed Amendment or is to request additional time to respond to this proposed Amendment.

F.                                      Neither the CPUC nor its staff has delivered to the office of the Servicer a written statement that the CPUC might object to this proposed Amendment.

G.                                     The Rating Agency Condition has been satisfied.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Issuer and Servicer agree as follows:

1.                                       Capitalized terms used and not defined herein have the meanings specified in the Servicing Agreement.

2.                                       The Servicer shall service the Recovery Property relating to the Series 2005-2 Bonds, which shall constitute “Subsequent Recovery Property,” pursuant to the Servicing Agreement.

3.                                       Pursuant to Section 4.01(a) of the Servicing Agreement, the Expected Amortization Schedule set forth on Exhibit G to the Servicing Agreement shall be revised by adding thereto the Expected Amortization Schedule for the Series 2005-2 Bonds attached as Exhibit G hereto.

4.                                       Section 4.01(b)(ii)(3) of the Servicing Agreement shall be amended in its entirety to read as follows:

 “(3)                         With respect to each Series of Bonds, the Servicer shall file a Routine Quarterly True-Up Mechanism Advice Letter no later than fifteen days before the end of any of the first three Quarters of each calendar year if the outstanding principal balance of such Series of Bonds as of the Payment Date occurring in that Quarter, after giving effect to payments made on such Payment Date, is projected to be 5% or more greater than the scheduled principal balance specified in the Expected Amortization Schedule for such Payment Date.”

5.                                       Section 6.11(g) of the Servicing Agreement shall be amended in its entirety to read as follows:

 “ (g)   Any amounts collected by the Servicer that represent partial payments of the total amount billed to Consumers will be allocated between the Issuer and PG&E, based on the ratio of the billed amount for the DRC Charges for all Series of Bonds to the total billed amount.   The Servicer shall, in turn, allocate the portion of any partial payment allocated to the Issuer among all Series of Bonds.  For each Series of Bonds, such allocation shall be made based on the ratio of the billed amount of DRC Charges for that Series of Bonds to the billed amount of DRC Charges for all Series of Bonds.  If such amounts are billed and collected by the Servicer for an ESP pursuant to a consolidated billing arrangement, payment shortfalls resulting from partial payments by Consumers shall be allocated proportionally between charges owing to or collected by the Servicer or PG&E (including the DRC Charge for all Series of Bonds) and amounts owing to the ESP, based on the ratio of the amounts due from Consumers as billed by the Servicer; provided, however, that when the Servicer evaluates a delinquent residential service account for service termination, partial payments may, to the extent permitted by a CPUC Regulation, be allocated first to delinquent

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disconnectable charges (including the DRC Charge for all Series of Bonds) and then to delinquent ESP charges. “

6.                                       In Section 1.01 of the Servicing Agreement the following sentence shall be added at the end of the definition of “Series Issuance Date”:

“The Series Issuance Date for the Series 2005-2 Bonds is November 9, 2005.”

7.                                       Section 1.02(e) of the Servicing Agreement shall be amended in its entirety to read as follows:

“(e)  Each reference herein to the Sale Agreement, a Subsequent Sale Agreement, or an Indenture refers to such agreement as in effect on the date of issuance of the Series of Bonds relating thereto unless otherwise agreed to by the Servicer and the Issuer.”

8.                                       In Section IV of Attachment A to Annex I to the Servicing Agreement the Collections Curve shall be amended and replaced in its entirety by the Collections Curve attached hereto as Section IV of Attachment A to Annex I.

9.                                       Except as specifically provided herein, all terms and conditions of the Servicing Agreement remain in full force and effect, without waiver or modification.  This Amendment and the Servicing Agreement shall be read together, as one document.

10.                                 This Amendment may be executed in two or more counterparts, all of which shall constitute one original.

11.                                 This Amendment shall be construed in accordance with the laws of the State of California, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

[Remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

PG&E ENERGY RECOVERY FUNDING LLC

By:	/s/ Nicholas M. Bijur
Name:	Nicholas M. Bijur
Title:	Treasurer

PACIFIC GAS AND ELECTRIC COMPANY

By:	/s/ Christopher P. Johns
Name:	Christopher P. Johns
Title:	Senior Vice President, Chief
Financial Officer and Treasurer

Acknowledged, Accepted and Consented to:

DEUTSCHE BANK NATIONAL TRUST COMPANY,
not in
its individual capacity
but solely as Trustee

By:	/s/ Ronaldo R. Reyes
Name:	Ronaldo R. Reyes
Title:	Vice President

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EXHIBIT G

SERIES 2005-2 EXPECTED AMORTIZATION SCHEDULE

Amortization Schedule:
$
Payment Date	Class A-1 Balance	Class A-2 Balance	Class A-3 Balance
Closing Date	351,000,000	372,000,000	121,461,000
6/25/2006	326,755,057	372,000,000	121,461,000
9/25/2006	290,911,106	372,000,000	121,461,000
12/25/2006	256,590,279	372,000,000	121,461,000
3/25/2007	227,428,748	372,000,000	121,461,000
6/25/2007	203,110,959	372,000,000	121,461,000
9/25/2007	174,088,344	372,000,000	121,461,000
12/25/2007	146,321,390	372,000,000	121,461,000
3/25/2008	119,463,950	372,000,000	121,461,000
6/25/2008	92,724,683	372,000,000	121,461,000
9/25/2008	61,075,974	372,000,000	121,461,000
12/25/2008	30,697,709	372,000,000	121,461,000
3/25/2009	1,834,921	372,000,000	121,461,000
6/25/2009	—	345,832,174	121,461,000
9/25/2009	—	312,958,416	121,461,000
12/25/2009	—	281,309,497	121,461,000
3/25/2010	—	251,008,551	121,461,000
6/25/2010	—	221,427,192	121,461,000
9/25/2010	—	186,973,000	121,461,000
12/25/2010	—	153,716,268	121,461,000
3/25/2011	—	121,780,273	121,461,000
6/25/2011	—	90,575,138	121,461,000
9/25/2011	—	54,497,241	121,461,000
12/25/2011	—	19,582,161	121,461,000
3/25/2012	—	—	107,402,519
6/25/2012	—	—	74,476,859
9/25/2012	—	—	36,671,966
12/25/2012	—	—	—

SECTION IV OF ATTACHMENT A TO ANNEX I COLLECTIONS CURVE

The Curve plots data points at each of six 30-day intervals.  The data used to generate the curve is contained in its companion Microsoft Excel spreadsheet.  An understanding of the spreadsheet methodology can be best be obtained by reviewing the following explanations:

Column	Heading	Explanation
A	“Day”	Lists days 1-180 of PG&E’s collections cycle.

B	“Daily Revenue Collections”	Records the sum total of daily revenue collections associated with bills issued to customers in the sample population during a specified calendar month.

C	“Distribute Billed / Uncollected”

These are uncollected revenues at the conclusion of PG&E’s 180-day collections cycle that have been adjusted for write-off and redistributed uniformly over of the 180-day period. This reflects the fact some revenues are recovered beyond PG&E’s 180-day collection cycle.

D	“Total B + C”	This is the sum of columns B and C.

E	“Accumulative”	Calculates a rolling total of the daily revenues recorded in column D.

F	“% of Total Amt. Billed”	Expresses the accumulative daily collections in column E as a percentage of the total revenues billed to the sample customer population.

G	“Column F/30”

To reflect PG&E’s serial billing practices, this column divides each value in column F by 30 to simulate one day’s average collections performance. This is based on the assumption that the daily collections pattern is the same for each day of the month and that the billed amounts for a given month are spread evenly over each day of the month.

H	“Accumulative”	Calculates a rolling total of the daily collections performance.

Table A below summarizes accumulative and net collections performance at each 30-day interval.  This table is used to plot the data points on the Curve.

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TABLE A

A	B	C	D	E	F	G	H
Day	Daily Revenue Collections	Distribute Billed / Uncollected	Total B + C	Accumulative	% of Total Amt. Billed	Column F / 30	Accum- ulative	Day	Feb-05	Net
1	10,278.81	153.07	10,431.88	10,431.88	0.35%	0.01%	0.01%	0	0.00%
2	6,783.84	153.07	6,936.91	17,368.80	0.58%	0.02%	0.03%	30	40.77%	40.77%
3	19,119.07	153.07	19,272.14	36,640.94	1.22%	0.04%	0.07%	60	94.94%	54.17%
4	11,615.94	153.07	11,769.01	48,409.95	1.61%	0.05%	0.13%	90	98.42%	3.48%
5	18,104.13	153.07	18,257.20	66,667.16	2.22%	0.07%	0.20%	120	99.19%	0.77%
6	32,093.55	153.07	32,246.62	98,913.78	3.29%	0.11%	0.31%	150	99.47%	0.28%
7	43,949.39	153.07	44,102.46	143,016.24	4.76%	0.16%	0.47%	180	99.80%	0.33%
8	100,075.45	153.07	100,228.52	243,244.76	8.10%	0.27%	0.74%
								Write-off factor		0.00200
9	78,460.87	153.07	78,613.94	321,858.71	10.72%	0.36%	1.10%
10	96,963.92	153.07	97,116.99	418,975.70	13.95%	0.47%	1.56%
11	87,081.70	153.07	87,234.77	506,210.47	16.86%	0.56%	2.12%
12	135,065.05	153.07	135,218.12	641,428.60	21.36%	0.71%	2.83%
13	176,650.27	153.07	176,803.34	818,231.94	27.25%	0.91%	3.74%
14	145,638.34	153.07	145,791.41	964,023.35	32.10%	1.07%	4.81%
15	132,775.73	153.07	132,928.80	1,096,952.16	36.53%	1.22%	6.03%
16	110,524.75	153.07	110,677.82	1,207,629.98	40.22%	1.34%	7.37%
17	111,310.88	153.07	111,463.95	1,319,093.93	43.93%	1.46%	8.84%
18	130,524.81	153.07	130,677.88	1,449,771.82	48.28%	1.61%	10.44%
19	126,453.06	153.07	126,606.13	1,576,377.95	52.50%	1.75%	12.19%
20	244,600.80	153.07	244,753.87	1,821,131.82	60.65%	2.02%	14.22%
21	157,459.90	153.07	157,612.97	1,978,744.80	65.90%	2.20%	16.41%
22	165,883.98	153.07	166,037.05	2,144,781.85	71.43%	2.38%	18.79%
23	95,257.49	153.07	95,410.56	2,240,192.41	74.60%	2.49%	21.28%
24	63,395.53	153.07	63,548.60	2,303,741.01	76.72%	2.56%	23.84%
25	54,187.29	153.07	54,340.36	2,358,081.38	78.53%	2.62%	26.46%
26	113,187.55	153.07	113,340.62	2,471,422.00	82.30%	2.74%	29.20%
27	38,107.49	153.07	38,260.56	2,509,682.56	83.58%	2.79%	31.98%
28	78,441.77	153.07	78,594.84	2,588,277.41	86.20%	2.87%	34.86%
29	49,873.23	153.07	50,026.30	2,638,303.71	87.86%	2.93%	37.79%
30	46,390.32	153.07	46,543.39	2,684,847.10	89.41%	2.98%	40.77%
31	39,373.05	153.07	39,526.12	2,724,373.23	90.73%	3.02%	43.78%
32	15,497.63	153.07	15,650.70	2,740,023.93	91.25%	3.04%	46.80%
33	12,642.97	153.07	12,796.04	2,752,819.97	91.68%	3.06%	49.82%
34	9,921.94	153.07	10,075.01	2,762,894.99	92.01%	3.07%	52.83%
35	18,683.43	153.07	18,836.50	2,781,731.49	92.64%	3.09%	55.84%
36	9,411.20	153.07	9,564.27	2,791,295.76	92.96%	3.10%	58.83%
37	4,286.97	153.07	4,440.04	2,795,735.80	93.10%	3.10%	61.78%
38	4,106.24	153.07	4,259.31	2,799,995.12	93.25%	3.11%	64.62%
39	18,211.24	153.07	18,364.31	2,818,359.43	93.86%	3.13%	67.39%
40	5,907.20	153.07	6,060.27	2,824,419.70	94.06%	3.14%	70.06%
41	12,901.93	153.07	13,055.00	2,837,474.71	94.49%	3.15%	72.65%
42	5,145.19	153.07	5,298.26	2,842,772.97	94.67%	3.16%	75.09%
43	2,982.93	153.07	3,136.00	2,845,908.97	94.78%	3.16%	77.34%
44	3,667.09	153.07	3,820.16	2,849,729.14	94.90%	3.16%	79.43%
45	2,371.52	153.07	2,524.59	2,852,253.73	94.99%	3.17%	81.38%
46	14,973.48	153.07	15,126.55	2,867,380.28	95.49%	3.18%	83.22%
47	2,670.50	153.07	2,823.57	2,870,203.86	95.58%	3.19%	84.95%
48	9,390.87	153.07	9,543.94	2,879,747.80	95.90%	3.20%	86.53%

A	B	C	D	E	F	G	H
Day	Daily Revenue Collections	Distribute Billed / Uncollected	Total B + C	Accumulative	% of Total Amt. Billed	Column F / 30	Accum- ulative
49	3,591.14	153.07	3,744.21	2,883,492.01	96.03%	3.20%	87.98%
50	7,048.07	153.07	7,201.14	2,890,693.16	96.27%	3.21%	89.17%
51	9,431.71	153.07	9,584.78	2,900,277.94	96.59%	3.22%	90.19%
52	2,523.15	153.07	2,676.22	2,902,954.16	96.68%	3.22%	91.04%
53	1,847.33	153.07	2,000.40	2,904,954.56	96.74%	3.22%	91.77%
54	2,540.74	153.07	2,693.81	2,907,648.38	96.83%	3.23%	92.44%
55	1,806.44	153.07	1,959.51	2,909,607.89	96.90%	3.23%	93.06%
56	2,540.48	153.07	2,693.55	2,912,301.44	96.99%	3.23%	93.55%
57	2,876.98	153.07	3,030.05	2,915,331.50	97.09%	3.24%	94.00%
58	2,537.74	153.07	2,690.81	2,918,022.31	97.18%	3.24%	94.36%
59	3,359.16	153.07	3,512.23	2,921,534.54	97.29%	3.24%	94.68%
60	3,587.37	153.07	3,740.44	2,925,274.99	97.42%	3.25%	94.94%
61	4,689.18	153.07	4,842.25	2,930,117.24	97.58%	3.25%	95.17%
62	3,258.04	153.07	3,411.11	2,933,528.35	97.69%	3.26%	95.39%
63	2,996.28	153.07	3,149.35	2,936,677.71	97.80%	3.26%	95.59%
64	1,595.24	153.07	1,748.31	2,938,426.02	97.86%	3.26%	95.79%
65	1,211.84	153.07	1,364.91	2,939,790.93	97.90%	3.26%	95.96%
66	2,843.73	153.07	2,996.80	2,942,787.74	98.00%	3.27%	96.13%
67	585.16	153.07	738.23	2,943,525.97	98.03%	3.27%	96.29%
68	577.25	153.07	730.32	2,944,256.29	98.05%	3.27%	96.45%
69	806.18	153.07	959.25	2,945,215.54	98.08%	3.27%	96.59%
70	697.97	153.07	851.04	2,946,066.59	98.11%	3.27%	96.73%
71	556.43	153.07	709.50	2,946,776.09	98.13%	3.27%	96.85%
72	322.98	153.07	476.05	2,947,252.14	98.15%	3.27%	96.97%
73	309.01	153.07	462.08	2,947,714.23	98.17%	3.27%	97.08%
74	267.18	153.07	420.25	2,948,134.48	98.18%	3.27%	97.19%
75	374.45	153.07	527.52	2,948,662.00	98.20%	3.27%	97.30%
76	5,009.44	153.07	5,162.51	2,953,824.52	98.37%	3.28%	97.39%
77	2,478.78	153.07	2,631.85	2,956,456.37	98.46%	3.28%	97.49%
78	10,939.33	153.07	11,092.40	2,967,548.77	98.83%	3.29%	97.59%
79	279.06	153.07	432.13	2,967,980.91	98.84%	3.29%	97.68%
80	373.48	153.07	526.55	2,968,507.46	98.86%	3.30%	97.77%
81	425.00	153.07	578.07	2,969,085.53	98.88%	3.30%	97.84%
82	387.59	153.07	540.66	2,969,626.19	98.90%	3.30%	97.92%
83	269.32	153.07	422.39	2,970,048.59	98.91%	3.30%	97.99%
84	283.43	153.07	436.50	2,970,485.09	98.92%	3.30%	98.06%
85	330.59	153.07	483.66	2,970,968.75	98.94%	3.30%	98.13%
86	102.77	153.07	255.84	2,971,224.60	98.95%	3.30%	98.19%
87	99.35	153.07	252.42	2,971,477.02	98.96%	3.30%	98.25%
88	228.54	153.07	381.61	2,971,858.63	98.97%	3.30%	98.31%
89	217.18	153.07	370.25	2,972,228.89	98.98%	3.30%	98.37%
90	304.61	153.07	457.68	2,972,686.57	99.00%	3.30%	98.42%
91	638.30	153.07	791.37	2,973,477.94	99.02%	3.30%	98.47%
92	449.21	153.07	602.28	2,974,080.23	99.04%	3.30%	98.52%
93	335.57	153.07	488.64	2,974,568.87	99.06%	3.30%	98.56%
94	66.06	153.07	219.13	2,974,788.00	99.07%	3.30%	98.60%
95	199.80	153.07	352.87	2,975,140.88	99.08%	3.30%	98.64%
96	268.79	153.07	421.86	2,975,562.74	99.09%	3.30%	98.67%
97	194.53	153.07	347.60	2,975,910.34	99.10%	3.30%	98.71%
98	263.54	153.07	416.61	2,976,326.95	99.12%	3.30%	98.75%
99	250.93	153.07	404.00	2,976,730.96	99.13%	3.30%	98.78%
100	144.39	153.07	297.46	2,977,028.42	99.14%	3.30%	98.81%

A	B	C	D	E	F	G	H
Day	Daily Revenue Collections	Distribute Billed / Uncollected	Total B + C	Accumulative	% of Total Amt. Billed	Column F / 30	Accum- ulative
101	89.11	153.07	242.18	2,977,270.60	99.15%	3.30%	98.85%
102	196.99	153.07	350.06	2,977,620.67	99.16%	3.31%	98.88%
103	368.62	153.07	521.69	2,978,142.36	99.18%	3.31%	98.92%
104	189.95	153.07	343.02	2,978,485.38	99.19%	3.31%	98.95%
105	74.82	153.07	227.89	2,978,713.28	99.20%	3.31%	98.98%
106	56.81	153.07	209.88	2,978,923.16	99.20%	3.31%	99.01%
107	115.50	153.07	268.57	2,979,191.73	99.21%	3.31%	99.04%
108	232.01	153.07	385.08	2,979,576.82	99.23%	3.31%	99.05%
109	176.27	153.07	329.34	2,979,906.16	99.24%	3.31%	99.06%
110	181.89	153.07	334.96	2,980,241.12	99.25%	3.31%	99.08%
111	132.06	153.07	285.13	2,980,526.25	99.26%	3.31%	99.09%
112	193.51	153.07	346.58	2,980,872.84	99.27%	3.31%	99.10%
113	33.69	153.07	186.76	2,981,059.60	99.28%	3.31%	99.11%
114	44.56	153.07	197.63	2,981,257.23	99.28%	3.31%	99.13%
115	115.87	153.07	268.94	2,981,526.18	99.29%	3.31%	99.14%
116	17.93	153.07	171.00	2,981,697.18	99.30%	3.31%	99.15%
117	104.34	153.07	257.41	2,981,954.59	99.31%	3.31%	99.16%
118	40.35	153.07	193.42	2,982,148.02	99.31%	3.31%	99.17%
119	105.15	153.07	258.22	2,982,406.24	99.32%	3.31%	99.18%
120	49.46	153.07	202.53	2,982,608.77	99.33%	3.31%	99.19%
121	47.96	153.07	201.03	2,982,809.81	99.33%	3.31%	99.20%
122	122.79	153.07	275.86	2,983,085.67	99.34%	3.31%	99.21%
123	759.00	153.07	912.07	2,983,997.74	99.37%	3.31%	99.22%
124	163.50	153.07	316.57	2,984,314.32	99.38%	3.31%	99.24%
125	147.57	153.07	300.64	2,984,614.96	99.39%	3.31%	99.25%
126	46.93	153.07	200.00	2,984,814.96	99.40%	3.31%	99.26%
127	92.71	153.07	245.78	2,985,060.74	99.41%	3.31%	99.27%
128	113.25	153.07	266.32	2,985,327.07	99.42%	3.31%	99.28%
129	144.54	153.07	297.61	2,985,624.68	99.43%	3.31%	99.29%
130	89.57	153.07	242.64	2,985,867.32	99.44%	3.31%	99.30%
131	25.65	153.07	178.72	2,986,046.05	99.44%	3.31%	99.31%
132	159.63	153.07	312.70	2,986,358.75	99.45%	3.32%	99.32%
133	190.65	153.07	343.72	2,986,702.47	99.46%	3.32%	99.32%
134	120.72	153.07	273.79	2,986,976.27	99.47%	3.32%	99.33%
135	80.30	153.07	233.37	2,987,209.64	99.48%	3.32%	99.34%
136	23.28	153.07	176.35	2,987,385.99	99.49%	3.32%	99.35%
137	3.34	153.07	156.41	2,987,542.41	99.49%	3.32%	99.36%
138	35.43	153.07	188.50	2,987,730.91	99.50%	3.32%	99.37%
139	70.58	153.07	223.65	2,987,954.56	99.51%	3.32%	99.38%
140	66.39	153.07	219.46	2,988,174.02	99.51%	3.32%	99.39%
141	-26.10	153.07	126.97	2,988,301.00	99.52%	3.32%	99.40%
142	37.81	153.07	190.88	2,988,491.88	99.52%	3.32%	99.41%
143	24.70	153.07	177.77	2,988,669.65	99.53%	3.32%	99.41%
144	19.28	153.07	172.35	2,988,842.01	99.54%	3.32%	99.42%
145	32.18	153.07	185.25	2,989,027.26	99.54%	3.32%	99.43%
146	40.20	153.07	193.27	2,989,220.53	99.55%	3.32%	99.44%
147	23.96	153.07	177.03	2,989,397.57	99.55%	3.32%	99.45%
148	47.50	153.07	200.57	2,989,598.14	99.56%	3.32%	99.46%
149	36.08	153.07	189.15	2,989,787.29	99.57%	3.32%	99.46%
150	28.02	153.07	181.09	2,989,968.39	99.57%	3.32%	99.47%
151	181.38	153.07	334.45	2,990,302.84	99.58%	3.32%	99.48%
152	192.18	153.07	345.25	2,990,648.09	99.60%	3.32%	99.49%

A	B	C	D	E	F	G	H
Day	Daily Revenue Collections	Distribute Billed / Uncollected	Total B + C	Accumulative	% of Total Amt. Billed	Column F / 30	Accum- ulative
153	55.28	153.07	208.35	2,990,856.45	99.60%	3.32%	99.50%
154	93.49	153.07	246.56	2,991,103.01	99.61%	3.32%	99.50%
155	39.50	153.07	192.57	2,991,295.58	99.62%	3.32%	99.51%
156	49.91	153.07	202.98	2,991,498.56	99.62%	3.32%	99.52%
157	3.83	153.07	156.90	2,991,655.47	99.63%	3.32%	99.53%
158	65.18	153.07	218.25	2,991,873.72	99.64%	3.32%	99.53%
159	37.88	153.07	190.95	2,992,064.67	99.64%	3.32%	99.54%
160	28.89	153.07	181.96	2,992,246.64	99.65%	3.32%	99.55%
161	450.88	153.07	603.95	2,992,850.59	99.67%	3.32%	99.56%
162	16.20	153.07	169.27	2,993,019.86	99.67%	3.32%	99.56%
163	11.41	153.07	164.48	2,993,184.35	99.68%	3.32%	99.57%
164	2.24	153.07	155.31	2,993,339.66	99.69%	3.32%	99.58%
165	40.63	153.07	193.70	2,993,533.36	99.69%	3.32%	99.58%
166	61.96	153.07	215.03	2,993,748.40	99.70%	3.32%	99.59%
167	17.63	153.07	170.70	2,993,919.10	99.70%	3.32%	99.60%
168	38.25	153.07	191.32	2,994,110.42	99.71%	3.32%	99.61%
169	124.24	153.07	277.31	2,994,387.73	99.72%	3.32%	99.61%
170	18.76	153.07	171.83	2,994,559.57	99.73%	3.32%	99.62%
171	16.62	153.07	169.69	2,994,729.26	99.73%	3.32%	99.63%
172	0.00	153.07	153.07	2,994,882.33	99.74%	3.32%	99.63%
173	5.40	153.07	158.47	2,995,040.81	99.74%	3.32%	99.64%
174	3.14	153.07	156.21	2,995,197.02	99.75%	3.32%	99.65%
175	478.35	153.07	631.42	2,995,828.44	99.77%	3.33%	99.66%
176	125.99	153.07	279.06	2,996,107.51	99.78%	3.33%	99.66%
177	0.00	153.07	153.07	2,996,260.58	99.78%	3.33%	99.67%
178	38.08	153.07	191.15	2,996,451.73	99.79%	3.33%	99.68%
179	31.34	153.07	184.41	2,996,636.15	99.79%	3.33%	99.69%
180	0.64	153.07	153.71	2,996,789.86	99.80%	3.33%	99.80%
	2,969,236.70	27,553.16	2,996,789.86

	3,002,795.45	total amount billed to sample population in tracking month

	(2,969,236.70)	less amount actually collected days 1-180
	33,558.75	equals amount unpaid after day 180
	(6,005.59)	less CPUC-approved write-off factor applied to total amount billed
	27,553.16	equals net amount distributed in column C above